                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 1, 1998
                                                          ------------

                         CYPRUS AMAX MINERALS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       1-10040                   36-2684040
--------------------------------------------------------------------------------
(State or other juris-              (Commission              I.R.S. Employer
diction of incorporation)           File Number)            (Identification No.)

9100 East Mineral Circle,  Englewood, CO                              80112
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                (303) 643-5000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Disposition of Assets
------------------------------

On June 1, 1998 (the "Effective Time"), pursuant to a Merger Agreement, dated as of February 9, 1998, as amended, by and among Kinross Gold Corporation, a corporation organized pursuant to the laws of the Province of Ontario, Canada ("Kinross"), Amax Gold Inc., a Delaware corporation ("Amax Gold"), and Kinross Merger Corporation ("Kinross Sub"), a wholly owned subsidiary of Kinross (the "Merger Agreement"), Kinross Sub merged (the "Merger") with and into Amax Gold. Amax Gold survived the merger and became a subsidiary of Kinross. At the Effective Time, each share of common stock, par value $0.01 per share (the "Amax Gold Common Stock"), of Amax Gold (other than Amax Gold Common Stock held by Amax Gold, Kinross or Kinross Sub) was automatically converted into 0.8004 share of common stock of Kinross ("Kinross Common Stock"). In the Merger, 67,507,655 shares of common stock of Amax Gold held by Cyprus Amax and certain of its subsidiaries (representing approximately 58.8% of the then outstanding shares of Amax Gold Common Stock) were converted into 54,033,126 shares of Kinross Common Stock.

Also, in connection therewith, Cyprus Amax contributed $135 million in the aggregate of Amax Gold indebtedness (approximately $90.3 million) and cash (approximately $44.7 million) in exchange in the aggregate for 34,997,247 shares of Kinross Common Stock and approximately 10 million Kinross warrants (the "Warrants"). The Warrants have a three-year term and are exerciseable at a per share price equal to 150% of the Warrant Price (as defined therein). As a result, excluding the Warrants, Cyprus Amax and its affiliates own approximately 89,030,373 shares of Kinross Common Stock (representing approximately 31% of the outstanding shares of Kinross Common Stock).

Cyprus Amax and its affiliates also entered into certain other agreements in connection therewith. These agreements include a Stockholder Agreement, dated as of February 9, 1998, as amended, by and among Kinross, Kinross Sub, Cyprus Amax and certain subsidiaries of Cyprus Amax (the "Stockholder Agreement"), and an Investor Agreement, dated as of February 9, 1998, as amended, by and among Kinross, Cyprus Amax and certain subsidiaries of Cyprus Amax (the "Investor Agreement").

On June 1, 1998, pursuant to the Stockholder Agreement, Kinross applied the proceeds from the Equity Financing and the Recapitalization (each as defined in the Stockholder Agreement), in addition to cash on hand, to repay certain indebtedness of Amax Gold that was guaranteed by Cyprus Amax. In addition, Kinross agreed to cause itself and its affiliates to be substituted for, and to defend, indemnify and hold harmless Cyprus Amax and its affiliates in respect of any and all indebtedness or other obligations of Cyprus Amax under any of the Cyprus guarantees that will remain in effect after the Effective Time. Kinross also agreed to defend, indemnify and hold harmless Cyprus Amax and its affiliates against liabilities relating to, arising out of, or in connection with, Amax Gold generally. In addition, with certain limited exceptions, on June 1, 1998, all intercompany agreements between Cyprus Amax and Kinross were terminated. The Investor Agreement governs certain aspects of Cyprus Amax's investment in Kinross after June 1, 1998.

Copies of the Merger Agreement, the Stockholder Agreement, the Investor Agreement and the Warrant are attached as Exhibits hereto and the foregoing is qualified in its entirety by reference thereto.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits

     1. Merger Agreement, dated February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation and Amax Gold Inc., incorporated herein by reference to Exhibit 10.25 to Amax Gold Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 filed with the Securities Exchange Commission (the "Commission") on February 11, 1998.

     2. Amendment No. 1, dated as of April 20, 1998, to Merger Agreement, dated February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation and Amax Gold Inc., incorporated herein by reference to
         Exhibit 3 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     3. Stockholder Agreement, dated as of February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation, Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Gold Company and Amax Gold Inc., incorporated herein by reference to Exhibit 16 to Amendment 17 to the Amax Gold Inc. Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on February 12, 1998.

     4. Amendment No. 1, dated as of April 20, 1998, to Stockholder Agreement, dated as of February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation, Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Gold Company and Amax Gold Inc., incorporated herein by reference to Exhibit 5 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     5. Investor Agreement, dated as of February 9, 1998, by and between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to Exhibit 17 to Amendment 17 to the Amax Gold Inc.
         Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on February 12, 1998.

     6. Amendment No. 1, dated as of April 20, 1998, to Investor Agreement, dated as of February 9, 1998, by and between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to
         Exhibit 7 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     7. Share Purchase Warrant, dated as of June 1, 1998 between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to Exhibit 8 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 1998                               CYPRUS AMAX MINERALS COMPANY

                                                   BY: /s/ JOHN TARABA
                                                      --------------------------
                                                   NAME:   JOHN TARABA
                                                           VICE PRESIDENT AND
                                                           CONTROLLER (PRINCIPAL
                                                           ACCOUNTING OFFICER)

EXHIBITS
--------

     1. Merger Agreement, dated February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation and Amax Gold Inc., incorporated herein by reference to Exhibit 10.25 to Amax Gold Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 filed with the Securities Exchange Commission (the "Commission") on February 11, 1998.

     2. Amendment No. 1, dated as of April 20, 1998, to Merger Agreement, dated February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation and Amax Gold Inc., incorporated herein by reference to
         Exhibit 3 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     3. Stockholder Agreement, dated as of February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation, Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Gold Company and Amax Gold Inc., incorporated herein by reference to Exhibit 16 to Amendment 17 to the Amax Gold Inc. Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on February 12, 1998.

     4. Amendment No. 1, dated as of April 20, 1998, to Stockholder Agreement, dated as of February 9, 1998, by and among Kinross Gold Corporation, Kinross Merger Corporation, Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Gold Company and Amax Gold Inc., incorporated herein by reference to Exhibit 5 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     5. Investor Agreement, dated as of February 9, 1998, by and between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to Exhibit 17 to Amendment 17 to the Amax Gold Inc.
         Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on February 12, 1998.

     6. Amendment No. 1, dated as of April 20, 1998, to Investor Agreement, dated as of February 9, 1998, by and between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to
         Exhibit 7 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.

     7. Share Purchase Warrant, dated as of June 1, 1998 between Kinross Gold Corporation and Cyprus Amax Minerals Company, incorporated herein by reference to Exhibit 8 to the Kinross Gold Corporation Schedule 13D filed by Cyprus Amax Minerals Company with the Commission on June 10, 1998.